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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                               September 24, 1998
                Date of Report (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                  1-2572                   73-1520922
(State or other jurisdiction     (Commission              (IRS Employer
       of incorporation)         File Number)           Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Items 1 - 4.      Not Applicable.

Item 5.  Other Events.

Pursuant to Rule 424(b)(2) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the Form 8-K), ONEOK, Inc. (The Company) is filing a prospectus and a preliminary prospectus supplement with the Securities and Exchange Commission (the Commission) relating to its Series A Senior Insured Quarterly Notes due September 30, 2028 (the Series A Senior Notes).

Incorporation of Certain Documents by Reference:

The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996, and for the three-year periods ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998) and the consolidated financial statements of the Ambac Assurance Corporation and its subsidiaries as of June 30, 1998, and for the periods ended June 30, 1998 and June 30, 1997, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 1998 (which was filed with the Securities and Exchange Commission on August 14,
1998) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the preliminary prospectus supplement for the Series A Senior Notes, shall be deemed a part hereof and thereof.

In connection with the issuance of the Series A Senior Notes, the Company is filing herewith the consent of KPMG Peat Marwick LLP (KPMG) to the use of their name and the incorporation by reference of their report on the consolidated financial statements of Ambac Assurance Corporation in the preliminary prospectus supplement relating to the issuance of the Series A Senior Notes. The consent of KPMG is attached hereto as Exhibit 23.

The Company is also filing a form of First Supplemental Indenture relating to the Series A Senior Notes, which is attached hereto as Exhibit 5(a).

Pursuant to Rule 424(b)(2) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the Form 8-K), ONEOK, Inc. (The Company) is filing a prospectus and a preliminary prospectus supplement with the Securities and Exchange Commission relating to its Debentures due September 30, 2028 (the Debentures).

Incorporation of Certain Documents by Reference.

In connection with the issuance of the Debentures, the Company is filing herewith a form of Second Supplemental Indenture, which is attached hereto as
Exhibit 5(b).

Item 6.  Not Applicable

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit
No.               Description

(5)(a)            First Supplemental Indenture.

(5)(b)            Second Supplemental Indenture.

(23)              Independent Auditors' Consent.

Item 8 - 9.       Not Applicable



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 24th of September, 1998.


                                                ONEOK Inc.

                                        By: /s/ Jerry D. Neal
                                           -----------------------------------
                                                Vice President, Chief Financial
                                                Officer, and Treasurer









































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                               Index to Exhibits


Exhibit
No.               Description

(5)(a)            First Supplemental Indenture.

(5)(b)            Second Supplemental Indenture.

(23)              Independent Auditors' Consent.

Item 8 - 9.       Not Applicable